Stock-based Compensation Plans	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based Compensation Plans
Stock-based Compensation Plans
The Corporation administers a number of equity compensation plans, with awards being granted predominantly from the Corporation’s Key Associate Stock Plan. Under the Key Associate Stock Plan, the Corporation grants stock-based awards, including stock options, restricted stock and restricted stock units (RSUs). Grants in 2014 included RSUs which generally vest in three equal annual installments beginning one year from the grant date, and awards which will vest subject to the attainment of specified performance goals.
For most awards, expense is generally recognized ratably over the vesting period net of estimated forfeitures, unless the employee meets certain retirement eligibility criteria. For awards to employees that meet retirement eligibility criteria, the Corporation records the expense upon grant. For employees that become retirement eligible during the vesting period, the Corporation recognizes expense from the grant date to the date on which the employee becomes retirement eligible, net of estimated forfeitures. The compensation cost for the stock-based plans was $2.30 billion, $2.28 billion and $2.27 billion in 2014, 2013 and 2012, respectively. The related income tax benefit was $854 million, $842 million and $839 million for 2014, 2013 and 2012, respectively.
Key Associate Stock Plan
The Key Associate Stock Plan became effective January 1, 2003. It provides for different types of awards, including stock options, restricted stock and RSUs. As of December 31, 2014, the shareholders had authorized approximately 1.1 billion shares for grant under this plan. Additionally, any shares covered by awards under certain legacy plans that cancel, terminate, expire, lapse or settle in cash after a specified date may be re-granted under the Key Associate Stock Plan.
During 2014, the Corporation issued 133 million RSUs to certain employees under the Key Associate Stock Plan. Certain awards are earned based on the achievement of specified performance criteria. RSUs may be settled in cash or in shares of common stock depending on the terms of the applicable award. In 2014, two million of these RSUs were authorized to be settled in shares of common stock with the remainder in cash. Certain awards contain clawback provisions which permit the Corporation to cancel all or a portion of the award under specified circumstances. The compensation cost for cash-settled awards and awards subject to certain clawback provisions, which in the aggregate represented substantially all of the awards in 2014, is accrued over the vesting period and adjusted to fair value based upon changes in the share price of the Corporation’s common stock.
From time to time, the Corporation enters into equity total return swaps to hedge a portion of RSUs granted to certain employees as part of their compensation in prior periods to minimize the change in the expense to the Corporation driven by fluctuations in the fair value of the RSUs. Certain of these derivatives are designated as cash flow hedges of unrecognized unvested awards with the changes in fair value of the hedge recorded in accumulated OCI and reclassified into earnings in the same period as the RSUs affect earnings. The remaining derivatives are used to hedge the price risk of cash-settled awards with changes in fair value recorded in personnel expense. For information on amounts recognized on equity total return swaps used to hedge the Corporation’s outstanding RSUs, see Note 2 – Derivatives.
Other Stock Plans
The Corporation assumed the obligations of certain stock compensation plans with the acquisition of Merrill Lynch. These plans are no longer active and no awards were granted in 2014, 2013 or 2012. At December 31, 2014, five million unvested RSUs remained outstanding under the Merrill Lynch Financial Advisor Capital Accumulation Award Plan. These awards were granted in 2003 and thereafter and are generally payable eight years from the grant date in a fixed number of the Corporation’s common shares.
Restricted Stock/Units
The table below presents the status at December 31, 2014 of the share-settled restricted stock/units and changes during 2014.

Stock-settled Restricted Stock/Units

	Shares/Units	Weighted- average Grant Date Fair Value
Outstanding at January 1, 2014	71,202,751	$12.05
Granted	2,064,195	16.63
Vested	(42,209,408)	14.27
Canceled	(1,174,769)	10.45
Outstanding at December 31, 2014	29,882,769	$9.30

The table below presents the status at December 31, 2014 of the cash-settled RSUs granted under the Key Associate Stock Plan and changes during 2014.

Cash-settled Restricted Units

Units
Outstanding at January 1, 2014	359,928,869
Granted	130,956,173
Vested	(162,061,256)
Canceled	(11,867,351)
Outstanding at December 31, 2014	316,956,435

At December 31, 2014, there was an estimated $1.5 billion of total unrecognized compensation cost related to certain share-based compensation awards that is expected to be recognized over a period of up to four years, with a weighted-average period of 1.6 years. The total fair value of restricted stock vested in 2014, 2013 and 2012 was $576 million, $1.0 billion and $2.9 billion, respectively. In 2014, 2013 and 2012, the amount of cash paid to settle equity-based awards for all equity compensation plans was $1.7 billion, $1.4 billion and $779 million, respectively.
Stock Options
The table below presents the status of all option plans at December 31, 2014 and changes during 2014.

Stock Options

	Options	Weighted- average Exercise Price
Outstanding at January 1, 2014	122,168,691	$48.23
Forfeited	(34,081,637)	46.32
Outstanding at December 31, 2014	88,087,054	48.96
Options vested and exercisable at December 31, 2014	88,087,054	48.96

Outstanding options at December 31, 2014 included 79 million options under the Key Associate Stock Plan and nine million options to employees of predecessor company plans assumed in mergers. All options outstanding as of December 31, 2014 were vested and exercisable with a weighted-average remaining contractual term of 1.6 years and have no aggregate intrinsic value. No options have been granted since 2008.